SunCoke Energy, Inc. Q3 2016 Earnings Conference Call October 20, 2016 Exhibit 99.2

Forward-Looking Statements This slide presentation should be reviewed in conjunction with the Third Quarter 2016 earnings release of SunCoke Energy, Inc. (SXC) and conference call held on October 20, 2016 at 11:00 a.m. ET. Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. SXC Q3 2016 Earnings Call

Management Perspective

SunCoke Energy®







- ✓ **Achieved solid safety, environmental and operating performance across cokemaking fleet**
- ✓ **Realized continued cost improvement at Indiana Harbor; recently began Q4 '16 oven rebuilds**
- ✓ **Modest sequential improvement in Q3 '16 logistics volumes, but remain below target; encouraged by recent CMT developments**
- ✓ **Reduced consolidated debt by ~$25M in Q3 '16 and >$135M in last twelve months, including ~$132M of SXCP bond repurchases**
- ✓ **Reaffirm FY 2016 Consolidated Adjusted EBITDA[(1)] guidance of $210M – $235M**

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

SXC Q3 2016 Earnings Call 3

Navigating Current Market Conditions

SunCoke Energy®

Encouraged by recent coal customer developments in addition to broader improvements across coal and steel industries

Significant improvement in underlying industry and customer dynamics

CMT customers reached important milestones during Q3 2016

- FELP successfully executed out-of-court restructuring with bondholders
- Murray successfully ratified UMWA contract and amended lending covenants

Significant resurgence in API2 coal prices; believe exports solidly profitable

- Spot settlement pricing into mid-$70s, substantially higher vs. early-2016 prices

Continued stability in domestic steel industry outlook despite pull-back in HRC benchmark pricing in Q3 '16

- Domestic producers continue to petition against unfairly traded steel imports
- Supply discipline largely maintained during quarter
- While equity markets remain volatile, steel credit markets continue to improve

Importantly, industry cyclicality has not impacted SunCoke's contracts nor earnings power

SXC Q3 2016 Earnings Call 4

Q3 2016 Overview SXC Q3 2016 Earnings Call ($/share) Excludes coal logistics deferred revenue. For a definition and reconciliation of Adjusted EBITDA, please see appendix. Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke. Q3 ‘16 EPS up $0.46 vs. Q3 ‘15 due to Absence of a $19.4M, or $0.30 per share, impairment to India JV incurred in prior year period Other items described below Consolidated Adj. EBITDA(1) up $0.3M vs. Q3 ‘15 primarily due to Continued improvement in cost performance at Indiana Harbor Lower corp. spending and reduced impact from former coal mining operations Partially offset by impact of scheduled outages and timing of coke sales ($ in millions) Consolidated Adj. EBITDA(1) Earnings per Share (diluted)

Adjusted EBITDA[1] – Q3 ‘15 to Q3 ‘16

SunCoke Energy®

Q3 ‘16 performance benefited from favorable impact of Coal Mining divestiture, strong IHO cost savings and lapping of Corporate expenses

($ in millions)


$49.1
$3.0
($7.0)
$2.0
($2.0)
$4.3
$49.4
• $3.6M – O&M improvement
• $0.7M – Improved yield
• ($1.5M) – Lower volumes
• $2.2M – Deal costs incurred Q3 ‘15
• $2.2M – Severance costs incurred Q3 ‘15
• ($1.5M) – Mark-to-market adjustments in deferred compensation
• ($0.8M) – Legal expenses
• $3.3M – Lower operational costs due to divestiture
• $1.0M – Shift of coal transportation costs to Jewell Coke
• ($1.9M) – Lower coke sales, primarily due to timing
• ($1.6M) – Lower energy sales, primarily due to scheduled outages
• ($1.1M) – Higher O&M
• ($1.0M) – Jewell Coke coal transportation costs (shifted from Coal Mining beginning Q1 ‘16)
• ($2.0M) – Domestic Coal Logistics
Q3 2015 Adj. EBITDA (Consolidated)(1)
Indiana Harbor
Domestic & Brazil Coke (excl. IHO)
Corporate, Legacy & Other
Coal Logistics (incl. CMT)(2)
Coal Mining
Q3 2016 Adj. EBITDA (Consolidated)(1)

(1) Excludes coal logistics deferred revenue. For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2) Despite a full quarter of operations, Adj. EBITDA contributed by CMT was flat as compared to the prior year, driven by a full quarter of operating costs on only slightly higher volumes.

SXC Q3 2016 Earnings Call 6

Domestic Coke Business Summary

SunCoke Energy®

Solid quarter performance in line with expectations;
Remain on track to deliver FY 2016 Adj. EBITDA per ton of $48/t – $53/t

Domestic Cokemaking Performance



(Production, Kt)
$54/ton
$45/ton
$54/ton
$51/ton
$52/ton
1,049
1,028
991
998
1,001
158
157
155
157
158
172
155
154
161
165
290
284
267
265
270
243
249
239
236
227
186
184
176
179
182
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Sales Tons
1,043K
1,013K
1,000K
992K
1,000K
Adjusted EBITDA/ton
Granite City
Indiana Harbor
Middletown
Haverhill
Jewell

Total Coke production in line with expectations (ex. IHO)

- As expected, production vs. prior year lower due largely to HH2 volume accommodation[1]

Solid Q3 Adj. EBITDA/ton

- IHO benefited from lower O&M, despite lower production

(1) As discussed on Q1 '16 earnings call, agreed to reduce FY 2016 production at Haverhill 2 by ~75K tons, resulting in a higher fixed fee per ton (no change in contract economics).

SXC Q3 2016 Earnings Call
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IHO Q3 Performance

SunCoke Energy®

Strong cost management & sustained performance at rebuilt ovens; Began 2016 oven rebuilds in late Q3 '16

Disciplined cost management resulting in $3.6M benefit vs. Q3 '15

- YTD 2016 incremental O&M improvement of >$13M

Operational challenges & oven degradation driving Q3 below-target production

Continued stability from 48 rebuilt ovens completed in 2015, including sustained performance in charge weights and coking times

As previously communicated, executing 38 additional oven rebuilds in Q4

- Majority of ovens expected to be rebuilt across "C" battery based on oven condition
- Expect to spend ~$15M total during Q4 2016 (capex and expense)

Once Q4 ovens completed, will have rebuilt approximately one-third of plant

- Will continue to monitor results of all 86 rebuilt ovens
- Anticipate completing substantial number of oven rebuilds in 2017

SXC Q3 2016 Earnings Call 8

Coal Logistics Business Summary SXC Q3 2016 Earnings Call Higher Q3 ‘16 logistics volumes, but remain below-target; Expect improving industry dynamics will benefit Q4 ‘16 volumes (Tons Handled, Kt) Domestic Coal Logistics down $2.0M due to lower than expected throughput Convent contributed $4.3M to Adj. EBITDA in Q3 ‘16 Excludes $8.8M deferred revenue related to ToP volumes (2) Anticipate additional Q4 ‘16 volumes Coal Logistics Performance Financial and operating data reflected as of the closing of the Convent Marine Terminal, which occurred August 12, 2015. Adjusted EBITDA will no longer include Coal Logistics deferred revenue until it is recognized as GAAP revenue. Third quarter and year-to-date 2016 deferred revenue amounts totaled $8.8M and $27.1M, respectively. $4.3M $16.3M $3.8M $4.2M CMT Adj. EBITDA $4.3M (1) (2) (2)

CMT Business Update

SunCoke Energy®

Expanding CMT potential via entrance into new line of business; Remaining flexible and responsive to evolving industry landscape



Piloting new domestic thermal coal business

- U.S. utility customer shipping thermal coal destined for domestic marketplace
- First in-bound train received; potential Q4 2016 opportunity of 50Kt to 100Kt
- Future business shipped on merchant basis

Commissioning new shiploader(1)

- Final phase of CMT modernization program
- Reduces dock times, expands capacity to ~15Mtpa

Agreed to provide certain volume-based incentives to both major CMT customers in exchange for limited 1-year contract extension(2)

- Ancillary revenue rebate in FY 2016 and FY 2017 intended to incentivize throughput in low-API2 price environment; phases out as API2 prices rise
- Importantly, no changes to base ToP volumes/rate nor FY 2016 Adj. EBITDA guidance

(1) Pre-funded as part of CMT acquisition. Anticipate shiploader will be fully commissioned mid-Q4 2016.
(2) Limited one-year term extension for 4Mt total contracted take-or-pay volumes in 2023 (2Mt per customer).

SXC Q3 2016 Earnings Call 10

Liquidity Position SXC Q3 2016 Earnings Call Attributable to SXCP SXCP revolver availability: $72M SXC revolver availability: $120M Maintain healthy liquidity of ~$300M combined ($20.0M) – Repayment of SXC Revolver ($13.6M) – SXCP Sr. Notes repurchase(2) ($5.0M) – Repayment of SXCP Revolver ($0.7M) – Amortization $16.2M – Proceeds from SXCP sale leaseback Capex excludes $1.6M spent during Q3 for pre-funded shiploader project. Average bond repurchase price of $0.9352 per $1.00 face value, resulting in $14.5M of face value debt repurchased during Q3 2016. (1) ($9.0M) – Ongoing ($2.1M) – Environmental $25.6M – D&A $1.6M – Share based comp. expense ($1.0M) – Gain on debt extinguishment

2016 Capital Deployment SXC Q3 2016 Earnings Call Strong cash flow generation from coke and coal logistics operations; Deploying cash primarily for de-levering, CapEx and SXCP distributions Within FY 2016 guidance of $150M – $170M $59.9M – SXCP bond repurchases $60.4M – SXC revolver (entirely paid down) $5.0M – SXCP revolver ($36.9M) – 3 quarters of Distributions @ $0.5940/unit $16.2M – SXCP sale leaseback As of Q3 2016, SXC had positive net debt

2016 Priorities

SunCoke Energy®

Manage Through Challenging Market Conditions

- Remain flexible & responsive to industry backdrop while leveraging unique value proposition

Stabilize Indiana Harbor Cokemaking Operations

- Improve profitability by executing oven rebuilds and reducing O&M costs

Deliver Operations Excellence

- Drive strong operational & safety performance across our fleet

Achieve Financial Objectives & Strengthen Balance Sheet

- Deliver $210M – $235M Consol. Adj. EBITDA guidance & execute de-levering strategy

SXC Q3 2016 Earnings Call
13

Questions

Investor Relations 630-824-1907 www.suncoke.com

Appendix

Definitions SXC Q3 2016 Earnings Call Adjusted EBITDA represents earnings before interest, (gain) loss on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, coal rationalization costs, changes to our contingent consideration liability related to our acquisition of CMT and the expiration of certain acquired contractual obligations, and interest, taxes, depreciation and amortization and impairments attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Coal Rationalization expense / (income) includes employee severance, contract termination costs and other costs to idle mines incurred during the execution of our coal rationalization plan. Legacy Costs include costs associated with former mining employee-related liabilities net of certain royalty revenues.

Reconciliation to Adjusted EBITDA SXC Q3 2016 Earnings Call Coal rationalization expense/(income) includes employee severance, contract termination costs and other costs to idle mines incurred during the execution of our coal rationalization plan. The six months ended June 30, of 2015 included $2.2 million of income related to an adjustment in the coal severance accrual. Beginning in the second quarter of 2016, in response to the SEC’s May 2016 update to its guidance on the appropriate use of non-GAAP financial measures, Adjusted EBITDA no longer includes Coal Logistics deferred revenue until it is recognized as GAAP Revenue. The Partnership amended the contingent consideration terms with The Cline Group during the first quarter of 2016. These amendments and subsequent fair value adjustments resulted in gains of $4.6 million and $8.3 million recorded during the three and nine months ended September 30, 2016, respectively, which were excluded from Adjusted EBITDA. Land deposits were in connection with the Company's potential new cokemaking facility to be constructed in Kentucky. Represents SunCoke’s share of India JV interest, taxes and depreciation expense. In association with the acquisition of CMT, we assumed certain performance obligations under existing contracts and recorded liabilities related to such obligations. In third quarter of 2016, the contractual performance period expired for one of these contracts, without the customer requiring performance. As such, we reversed the liability in the period as we no longer have any obligations under the contract. Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy’s interest in Indiana Harbor.

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton SXC Q3 2016 Earnings Call Beginning in the second quarter of 2016, in response to the SEC’s May 2016 update to its guidance on the appropriate use of non-GAAP financial measures, Adjusted EBITDA no longer includes Coal Logistics deferred revenue until it is recognized as GAAP Revenue.

Balance Sheet & Debt Metrics SXC Q3 2016 Earnings Call Represents mid-point of FY 2016 guidance for Adj. EBITDA (Consolidated), Adj. EBITDA attributable to SXCP, and Adj. EBITDA attributable to SXC.

2016 Outlook SXC Q3 2016 Earnings Call Metric 2015 Results 2016 Guidance Adjusted EBITDA(1) Consolidated Attrib. to SXC $185.8M $104.6M $210M – $235M $105M – $124M Capital Expenditures(2) $76M ~$45M Domestic Coke Production 4.1 Mt 4.0 Mt – 4.1 Mt Dom. Coke Adj. EBITDA/ton $51 / ton $48 – $53 / ton Operating Cash Flow $141.1M $150M – $170M Cash Taxes(3) $2M $4M – $9M For a definition and reconciliation of 2015 and 2016E Adjusted EBITDA, please see appendix. 2016 Guidance excludes capitalized interest. Included in Operating Cash Flow. 2016 Guidance remains unchanged from prior quarter

2016E Guidance Reconciliation SXC Q3 2016 Earnings Call Coal rationalization costs includes employee severance, contract termination costs and other costs to idle mines incurred during the execution of our coal rationalization plan. Beginning in the second quarter of 2016, in response to the SEC’s May 2016 update to its guidance on the appropriate use of non-GAAP financial measures, Adjusted EBITDA no longer includes Coal Logistics deferred revenue until it is recognized as GAAP Revenue. Represents Adjusted EBITDA attributable DTE Energy’s interest in Indiana Harbor, as well as to SXCP public unitholders. Adjusted EBITDA attributable to SXCP includes a special deduction for the general partner in an amount equal to the corporate cost reimbursement holiday, in this case assuming a $28 million deduction in 2016. Actual capital allocation decisions to be made quarterly.

Capital Expenditures SXC Q3 2016 Earnings Call 2015 consolidated includes approximately $50M in ongoing Coke CapEx and $1M ongoing Coal Logistics. 2016 consolidated includes approximately $34M in ongoing Coke CapEx and $4M ongoing Coal Logistics.